Registration Statement No. 333-24527
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                       SECURITIES AND EXCHANGE COMMISSION

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                              SPARTECH CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                          43-0761773
   (State or other jurisdiction of   (IRS Employer Identification No.)
   incorporation or organization)

                            7733 Forsyth, Suite 1450
                            Clayton, Missouri 63105
                                 (314) 721-4242
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                         -----------------------------

                                David B. Mueller
              Executive Vice President and Chief Operating Officer
                              Spartech Corporation
                       7733 Forsyth Boulevard, Suite 1450
                           St. Louis, Missouri 63105
                                 (314) 721-4242
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                         ------------------------------

                        Copies of all communications to:
                          Albert F. Bender, III, Esq.
                     Armstrong, Teasdale, Schlafly & Davis
                      One Metropolitan Square, Suite 2600
                           St. Louis, Missouri  63102
                                 (314) 621-5070

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ X ]

If this Form is filed to register additional securities pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________________


If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________________

If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.















































                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

     The sole purpose of this Amendment No. 1 is to file an additional exhibit. A list of exhibits is set forth in the Exhibit Index appearing elsewhere in this Registration Statement and is incorporated herein by reference.




                                      II-1
















































                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Clayton, State of Missouri on April 16, 1997.

                                   Spartech Corporation
                                   By: s/ David B. Mueller
                                      ------------------------------
                                   David B. Mueller
                                   Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated and on April 16, 1997.

Date Signed                        Signature                    Title
-----------                        ---------                    -----
April 16, 1997             Bradley B. Buechler*        President, Chief
                           ----------------------      Executive Officer and
                           Bradley B. Buechler         Director (Principal
                                                       Executive Officer)

April 16, 1997             s/David B. Mueller          Executive Vice
                           ----------------------      President, Chief
                           David B. Mueller            Operating Officer
                                                       Secretary and Director

April 16, 1997             s/Randy C. Martin           Vice President Finance
                           ----------------------      and Chief Financial
                           Randy C. Martin             Officer (Principal
                                                       Financial and Accounting
                                                       Officer)

April 16, 1997             Thomas L. Cassidy*          Director
                           ----------------------
                           Thomas L. Cassidy

April 16, 1997             W.R. Clerihue*              Director
                           ----------------------
                           W.R. Clerihue

April 16, 1997             Francis J. Eaton*           Director
                           ----------------------
                           Francis J. Eaton

                                                       Director
-------------------        ----------------------
                           Jackson W. Robinson

                                                       Director
-------------------        ----------------------
                           Rodney H. Sellers

                           *By: s/David B. Mueller
                               --------------------
                               David B. Mueller
                               Attorney-in-Fact
                                      II-2


                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     4.1            Amended Restricted Stock Option Agreement dated February
                         18, 1997 between the Company and Lawrence M. Powers

     5.1 (*)        Opinion of Armstrong, Teasdale, Schlafly & Davis as to the
                         legality of the shares

     23.1           Consent of Independent Public Accountants

     23.2           Consent of Armstrong, Teasdale, Schlafly & Davis (included in Exhibit 5.1)

     24.1           Power of Attorney (included on Page II-3)


(*)  Filed herewith.